UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: April 23, 2012

(Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-29174

Canton of Vaud, Switzerland (State or other jurisdiction of incorporation or organization)	None (I.R.S. Employer Identification No.)

Logitech International S.A. Apples, Switzerland c/o Logitech Inc. 7600 Gateway Boulevard Newark, California 94560 (Address of principal executive offices and zip code)

(510) 795-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 25, 2012, Logitech International S.A. (“Logitech”) issued a press release regarding its financial results for the quarter and year ended March 31, 2012.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in Item 2.02 and Item 9.01 of this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On April 23, 2012, the board of directors of Logitech International S.A. (“Logitech”) approved a restructuring expected to result in a reduction of approximately $80 million in annual operating expenses.  The restructuring includes the elimination of a layer of executive management, a re-alignment of reporting assignments for the sales regions, product groups and marketing groups, and a workforce reduction.  The restructuring is part of Logitech’s efforts to simplify its product portfolio, business and organization in pursuit of improved performance.

Logitech expects that it will recognize restructuring charges to its financial results, consisting primarily of severance, other one-time termination benefits, and other restructuring charges.  Logitech expects that a significant majority of these charges will be recognized during the first quarter of fiscal year 2013.  The remaining balance of the charges is expected to be recognized during fiscal year 2013.  Logitech’s estimate of the amount or range of amounts of these charges, and the amount or range of amounts of the charges that will result in future cash expenditures, will be disclosed in subsequent filings with the Securities and Exchange Commission within four business days after Logitech makes a determination of such an estimate or range of estimates.

The foregoing contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include the timing and elements of the restructuring, the timing and form of related charges, the expected annual operating expense reduction and Logitech’s ability to achieve improved performance.  Statements regarding future events are based on Logitech’s current expectations and are subject to associated risks and uncertainties related to the completion of the restructuring in the manner anticipated by Logitech.  These forward-looking statements may differ materially from actual future events or results due to a variety of factors, including:  Logitech’s ability to implement the workforce reductions in various geographies; possible changes in the size, timing and components of the restructuring or the expected costs and charges associated with the restructuring; and risks associated with Logitech’s ability to achieve planned expense reductions and improved performance.  Please see the “Risk Factors” section of Logitech’s filings with the Securities and Exchange Commission, including its most recent quarterly report on Form 10-Q, for other factors that could cause Logitech’s results to vary from expectations.  Logitech undertakes no obligation to revise or update publicly any forward-looking statements.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

d)          Exhibits.

The following exhibit is furnished with this report on Form 8-K:

99.1      Press release issued on April 25, 2012 including financial results for the quarter and year ended March 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

Logitech International S.A.

/s/ Guerrino De Luca

Guerrino De Luca
Chairman and Chief Executive Officer

/s/ Erik K. Bardman

Erik K. Bardman
Senior Vice President of Finance and
Chief Financial Officer

April 26, 2012